                                                              EXHIBIT 99(b)(3)
--------------------------------------------------------------------------------





                               Project Hemingway

                       Materials Prepared for Discussion



                                 July 8, 1997





--------------------------------------------------------------------------------

Table of Contents
-------------------------------------------------------------------------------




              I.   Buyout Group Offer


             II.   Valuation Considerations


            III.   Financing Sources


             IV.   Other Terms & Timing


          Appendix

              A.   Comparable Companies Analysis

              B.   Comparable Acquisitions

              C.   Premiums Paid in Buyout Transactions




-------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                             I. Buyout Group Offer





--------------------------------------------------------------------------------

Buyout Group Offer
-------------------------------------------------------------------------------



                 Cash Offer Price:                                 $24.00

                 Shares Outstanding:                     x      4,536,839
                                                           ---------------

                                                             $108,884,136

                 Number of Options to Cash Out:                   905,595
                 Offer Price:                                      $24.00
                                                           ---------------
                                                              $21,734,280
                 Less Strike Price (1)                   -     $9,010,426
                                                           ---------------
                 Amount to Cash Out Options:                  $12,723,854

                 Equity Value of Transaction:                $121,607,990

                 Assumed Debt:                           +     $5,800,000

                 Transaction Fees:                       +     $2,000,000
                                                           ---------------

                 Transaction Value:                          $129,407,990
                                                           ===============



-------------------------------------------------------------------------------
(1)  The weighted average strike price for the options is $9.95 per share.

--------------------------------------------------------------------------------





                         II.  Valuation Considerations





--------------------------------------------------------------------------------

Valuation Multiple and Premium Analysis
--------------------------------------------------------------------------------

                                                      As a Multiple of Latest Twelve Months
                            ------------------------------------------------------------------------------------------

                             Revenue   premium      EBITDA    premium       EBIT     premium        EPS      premium
                            ---------------------  ---------------------  --------------------  ----------------------
----------------------------------------------------------------------------------------------------------------------
Buyout Group Offer              0.5x                   8.9x                  13.8x                   29.8x
----------------------------------------------------------------------------------------------------------------------

Current Trade ($19.63)          0.4x      33.7%        6.7x      33.7%       10.3x     33.7%         23.9x     24.4%

Comparable Companies (1)        0.9x     (43.6%)       9.2x      (3.4%)      14.4x     (3.8%)        24.2x     23.1%

Comparable Acquisitions (2)     0.5x       2.4%        7.4x      20.1%       11.6x     19.4%         19.3x     54.5%

                               As a Multiple of Forcasted Net Income
                             -------------------------------------------
                              Calendar               Fiscal
                               1997     premium       1998     premium
                             --------------------  ---------------------
------------------------------------------------------------------------
Buyout Group Offer              33.9x                  31.7x
------------------------------------------------------------------------

Current Trade ($19.63)          27.2x     24.4%        25.5x     24.4%

Comparable Companies (1)        23.1x     46.7%

Comparable Acquisitions (2)


                                     Premium Paid Over Price Prior to Announcement (3)
                                  ----------------------------------------------------

                                  1-day prior       1-week prior         4-weeks prior
                                  -----------       ------------         -------------
Hemingway Bid at:                    7/7/97            6/30/97               6/9/97
                                  -----------       ------------         -------------
                                    $18.63            $18.63              $19.00

--------------------------------------------------------------------------------------
Premium Paid by Buyout Group:        28.9%             28.9%               26.3%
--------------------------------------------------------------------------------------

All buyout transactions (4)          29.0%             32.8%               28.5%

--------------------------------------------------------------------------------

(1) Comparable companies include BBA, ETH, HAVT, HMY, LFI, PIR, and RBDS.
(2) See comparable acquisitions in Appendix B.
(3) Price used is the bid price at the stated date.
(4) See Appendix C for a list of transactions.

Hemingway Stock Price/Volume
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)


                     ------------------------------------
                            Current Price = $19.63
                          LTM Average Price = $18.96
                            LTM High Price = $21.00
                            LTM Low Price = $16.75

                         Average Daily Volume - 2,346
                     ------------------------------------


                           [LINE GRAPH APPEARS HERE]


HEMINGWAY STOCK PRICE/VOLUME DATA

                  --------------------------------------------------------------
                                                                       HEMINGWAY
                                         HEMINGWAY                       VOLUME
                        DATE            STOCK PRICE                      (000)

                 ----------------------------------------------------------------
                        7/3/96            $17.88                          0.000
                        7/5/96            $17.56                          7.700
                        7/8/96            $17.50                          1.000
                        7/9/96            $17.50                          0.100
                       7/10/96            $17.50                          2.500
                       7/11/96            $17.56                          2.700
                       7/12/96            $17.56                          4.500
                       7/15/96            $17.56                          2.500
                       7/16/96            $17.50                          2.500
                       7/17/96            $17.50                          0.000
                       7/18/96            $17.50                          0.000
                       7/19/96            $17.50                          0.000
                       7/22/96            $17.50                          0.000
                       7/23/96            $17.25                          4.000
                       7/24/96            $17.38                          2.800
                       7/25/96            $16.94                          0.000
                       7/26/96            $16.94                          0.000
                       7/29/96            $16.94                          0.000
                       7/30/96            $16.75                         55.700
                       7/31/96            $16.94                          0.000
                        8/1/96            $17.00                          2.000
                        8/2/96            $17.38                          1.100
                        8/5/96            $17.25                          0.000
                        8/6/96            $17.25                          0.000
                        8/7/96            $17.25                          0.000
                        8/8/96            $17.25                          0.000
                        8/9/96            $17.25                          0.000
                       8/12/96            $17.25                          0.000
                       8/13/96            $17.25                          0.000
                       8/14/96            $17.25                          0.200
                       8/15/96            $17.25                          0.700
                       8/16/96            $16.88                          0.500
                       8/19/96            $16.88                          0.100
                       8/20/96            $17.75                          0.500
                       8/21/96            $17.50                          0.800
                       8/22/96            $18.00                          4.000
                       8/23/96            $18.25                          5.500
                       8/26/96            $21.00                         12.300
                       8/27/96            $20.00                         12.000
                       8/28/96            $20.00                          4.300
                       8/29/96            $19.00                          4.800
                       8/30/96            $19.00                          5.100
                        9/3/96            $18.75                          0.000
                        9/4/96            $19.25                         39.000
                        9/5/96            $18.75                          0.000
                        9/6/96            $18.75                          0.000
                        9/9/96            $18.75                          0.000
                       9/10/96            $18.75                          0.000
                       9/11/96            $18.75                          0.000
                       9/12/96            $18.75                          0.000
                       9/13/96            $18.75                          0.000
                       9/16/96            $18.75                          0.000
                       9/17/96            $18.75                          0.000
                       9/18/96            $18.75                          0.000
                       9/19/96            $18.25                          2.600
                       9/20/96            $18.75                          0.000
                       9/23/96            $18.25                          0.600
                       9/24/96            $18.25                          1.000
                       9/25/96            $18.38                         16.200
                       9/26/96            $18.75                          0.000
                       9/27/96            $19.25                          2.400
                       9/30/96            $18.50                          1.200
                       10/1/96            $18.25                          1.800
                       10/2/96            $18.75                          0.000
                       10/3/96            $18.25                          5.300
                       10/4/96            $18.56                          0.000
                       10/7/96            $19.00                          0.100
                       10/8/96            $18.56                          0.000
                       10/9/96            $18.50                          3.800
                      10/10/96            $18.69                          0.000
                      10/11/96            $18.69                          0.000
                      10/14/96            $18.69                          0.000
                      10/15/96            $18.13                          1.700
                      10/16/96            $18.25                          0.900
                      10/17/96            $19.25                          0.100
                      10/18/96            $18.50                         33.800
                      10/21/96            $18.13                          1.100
                      10/22/96            $18.13                          3.200
                      10/23/96            $18.69                          0.000
                      10/24/96            $18.69                          0.000
                      10/25/96            $18.13                          2.700
                      10/28/96            $18.69                          0.000
                      10/29/96            $19.25                          1.100
                      10/30/96            $18.50                          0.300
                      10/31/96            $18.94                          0.000
                       11/1/96            $19.38                          0.300
                       11/4/96            $19.38                          8.500
                       11/5/96            $19.38                          0.800
                       11/6/96            $19.00                          0.200
                       11/7/96            $19.50                          0.000
                       11/8/96            $19.25                          6.100
                      11/11/96            $19.75                          0.000
                      11/12/96            $19.75                          0.000
                      11/13/96            $19.75                          0.000
                      11/14/96            $19.75                          0.000
                      11/15/96            $19.75                          0.000
                      11/18/96            $19.75                          0.000
                      11/19/96            $19.75                          0.000
                      11/20/96            $19.75                          0.000
                      11/21/96            $19.75                          0.000
                      11/22/96            $19.25                          0.100
                      11/25/96            $19.75                          0.000
                      11/26/96            $19.00                         15.000
                      11/27/96            $19.63                          0.000
                      11/29/96            $19.00                          0.200
                       12/2/96            $19.63                          0.000
                       12/3/96            $19.00                          8.600
                       12/4/96            $19.00                         29.100
                       12/5/96            $18.75                          3.600
                       12/6/96            $18.63                          7.700
                       12/9/96            $18.88                          0.000
                      12/10/96            $18.88                          5.200
                      12/11/96            $19.13                          0.000
                      12/12/96            $18.75                          6.100
                      12/13/96            $18.81                          1.000
                      12/16/96            $18.75                          0.100
                      12/17/96            $18.75                          2.100
                      12/18/96            $18.88                          0.100
                      12/19/96            $18.88                          7.600
                      12/20/96            $18.56                          0.000
                      12/23/96            $18.56                          0.000
                      12/24/96            $18.25                          0.100
                      12/26/96            $18.56                          0.000
                      12/27/96            $18.56                          0.000
                      12/30/96            $18.38                          0.100
                      12/31/96            $19.63                          3.300
                        1/2/97            $19.25                          0.000
                        1/3/97            $19.25                          0.000
                        1/6/97            $18.75                          2.500
                        1/7/97            $18.88                          2.000
                        1/8/97            $19.31                          0.000
                        1/9/97            $19.31                          0.000
                       1/10/97            $19.31                          0.000
                       1/13/97            $19.31                          0.000
                       1/14/97            $19.31                          0.000
                       1/15/97            $19.31                          0.000
                       1/16/97            $19.75                          0.500
                       1/17/97            $19.31                          0.000
                       1/20/97            $19.75                          1.000
                       1/21/97            $19.88                          0.100
                       1/22/97            $19.88                          0.700
                       1/23/97            $19.88                          1.800
                       1/24/97            $19.75                          2.000
                       1/27/97            $19.50                          0.000
                       1/28/97            $19.00                         10.100
                       1/29/97            $20.00                          0.500
                       1/30/97            $19.50                          0.000
                       1/31/97            $19.69                          0.000
                        2/3/97            $19.69                          0.000
                        2/4/97            $19.50                          2.500
                        2/5/97            $19.75                          0.000
                        2/6/97            $19.50                          1.500
                        2/7/97            $20.00                          1.000
                       2/10/97            $19.75                          0.000
                       2/11/97            $19.50                          0.400
                       2/12/97            $19.50                          0.100
                       2/13/97            $19.88                          0.000
                       2/14/97            $19.75                          1.400
                       2/18/97            $19.88                          0.000
                       2/19/97            $19.50                          0.300
                       2/20/97            $19.50                          0.600
                       2/21/97            $19.63                          0.400
                       2/24/97            $19.88                          0.000
                       2/25/97            $19.75                          0.900
                       2/26/97            $19.88                          0.000
                       2/27/97            $19.50                          0.300
                       2/28/97            $19.50                          0.600
                        3/3/97            $20.25                          0.400
                        3/4/97            $19.88                          0.000
                        3/5/97            $19.88                          0.000
                        3/6/97            $19.25                          2.400
                        3/7/97            $19.25                          0.600
                       3/10/97            $19.63                          0.000
                       3/11/97            $19.63                          0.000
                       3/12/97            $19.38                         10.500
                       3/13/97            $19.25                          0.100
                       3/14/97            $19.25                          0.600
                       3/17/97            $19.25                          2.100
                       3/18/97            $19.38                          3.100
                       3/19/97            $19.25                          0.600
                       3/20/97            $19.75                          0.000
                       3/21/97            $19.75                          0.000
                       3/24/97            $19.00                          1.700
                       3/25/97            $19.00                          0.400
                       3/26/97            $20.00                          0.100
                       3/27/97            $19.50                          0.000
                       3/31/97            $19.50                          0.000
                        4/1/97            $19.50                          0.000
                        4/2/97            $19.50                          0.100
                        4/3/97            $19.50                          0.000
                        4/4/97            $19.50                          0.000
                        4/7/97            $19.50                          0.000
                        4/8/97            $19.50                          0.000
                        4/9/97            $19.00                          0.800
                       4/10/97            $19.63                          0.000
                       4/11/97            $19.25                          1.000
                       4/14/97            $19.63                          0.000
                       4/15/97            $19.63                          0.000
                       4/16/97            $19.63                          0.000
                       4/17/97            $19.63                          0.000
                       4/18/97            $19.25                          7.600
                       4/21/97            $19.00                          0.300
                       4/22/97            $19.25                         44.500
                       4/23/97            $19.13                          0.000
                       4/24/97            $19.13                          0.000
                       4/25/97            $19.13                          0.000
                       4/28/97            $19.50                          0.100
                       4/29/97            $19.13                          0.000
                       4/30/97            $19.13                          0.000
                        5/1/97            $19.13                          0.000
                        5/2/97            $19.13                          0.000
                        5/5/97            $19.13                          0.000
                        5/6/97            $19.13                          0.000
                        5/7/97            $19.38                          1.800
                        5/8/97            $19.25                          0.000
                        5/9/97            $19.25                          0.000
                       5/12/97            $18.75                          0.200
                       5/13/97            $19.00                          2.000
                       5/14/97            $19.00                         50.300
                       5/15/97            $18.88                          0.200
                       5/16/97            $19.00                         16.000
                       5/19/97            $19.25                          0.000
                       5/20/97            $19.00                          2.000
                       5/21/97            $19.00                          0.300
                       5/22/97            $18.50                          3.400
                       5/23/97            $19.00                         10.200
                       5/27/97            $19.31                          0.000
                       5/28/97            $19.31                          0.000
                       5/29/97            $19.31                          0.000
                       5/30/97            $20.63                          1.000
                        6/2/97            $19.69                          0.000
                        6/3/97            $19.69                          0.000
                        6/4/97            $19.81                          0.000
                        6/5/97            $19.81                          0.000
                        6/6/97            $19.81                          0.000
                        6/9/97            $19.81                          0.000
                       6/10/97            $19.81                          0.000
                       6/11/97            $19.81                          0.000
                       6/12/97            $18.63                         20.300
                       6/13/97            $18.63                          1.600
                       6/16/97            $18.63                          3.100
                       6/17/97            $19.00                          2.000
                       6/18/97            $19.63                          0.000
                       6/19/97            $19.63                          0.000
                       6/20/97            $19.63                          0.000
                       6/23/97            $19.00                          0.400
                       6/24/97            $19.63                          0.000
                       6/25/97            $19.63                          0.000
                       6/26/97            $18.75                          5.000
                       6/27/97            $19.63                          0.000
                       6/30/97            $19.63                          0.000
                        7/1/97            $19.63                          2.700
                        7/2/97            $20.00                          0.500
                        7/3/97            $19.63                          0.000

-------------------

 curr        $22.88
 avg         $19.32
 avg vol      2,446
 min         $16.75
 max         $23.50


-------------------

Furniture Retailers' Stock Price Performance -- Latest Twelve Months
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)

                           [LINE GRAPH APPEARS HERE]

INDEXED PRICE DATA

---------------------------------------------------------------------------------------------------------

                             LAST TWELVE MONTH DATA

----------------------------------------------------------------------------------------------------------

                        HEMINGWAY         FURNITURE RETAILER           NASDAQ             DOW JONES
         DATE         INDEXED PRICE          INDEXED PRICE         INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------
         7/3/96                     100.00                  100.00               100.00               100.00
         7/5/96                      98.25                   97.72                98.03                97.99
         7/8/96                      97.90                   95.47                97.23                97.33
         7/9/96                      97.90                   94.57                97.63                97.88
        7/10/96                      97.90                   94.66                96.58                98.26
        7/11/96                      98.25                   92.84                93.63                96.80
        7/12/96                      98.25                   93.32                93.39                96.63
        7/15/96                      98.25                   90.32                89.72                93.80
        7/16/96                      97.90                   88.95                89.16                93.96
        7/17/96                      97.90                   93.10                91.96                94.28
        7/18/96                      97.90                   93.28                93.93                95.81
        7/19/96                      97.90                   93.36                92.90                95.16
        7/22/96                      97.90                   92.56                91.52                94.53
        7/23/96                      96.50                   90.94                88.78                93.75
        7/24/96                      97.20                   88.55                88.22                93.89
        7/25/96                      94.76                   88.43                89.91                95.07
        7/26/96                      94.76                   89.09                91.35                95.97
        7/29/96                      94.76                   89.93                90.26                95.29
        7/30/96                      93.71                   89.64                90.72                96.12
        7/31/96                      94.76                   92.78                91.45                96.95
         8/1/96                      95.10                   92.62                93.00                98.10
         8/2/96                      97.20                   88.77                95.20                99.59
         8/5/96                      96.50                   86.43                94.83                99.50
         8/6/96                      96.50                   87.83                95.54                99.88
         8/7/96                      96.50                   88.04                96.57               100.27
         8/8/96                      96.50                   88.54                96.27               100.18
         8/9/96                      96.50                   87.18                96.25                99.62
        8/12/96                      96.50                   87.98                96.33               100.03
        8/13/96                      96.50                   86.39                95.31                99.02
        8/14/96                      96.50                   87.49                95.93                99.37
        8/15/96                      96.50                   88.47                96.03                99.35



The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Furniture Retailers' Stock Price Performance -- Latest Twelve Months
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)


INDEXED PRICE DATA

---------------------------------------------------------------------------------------------------------

                             LAST TWELVE MONTH DATA

----------------------------------------------------------------------------------------------------------

                        HEMINGWAY         FURNITURE RETAILER           NASDAQ             DOW JONES
         DATE         INDEXED PRICE          INDEXED PRICE         INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------

        8/16/96                      94.41                   89.15                95.94                99.76
        8/19/96                      94.41                   89.40                95.71                99.94
        8/20/96                      99.30                   90.83                95.18               100.32
        8/21/96                      97.90                   91.00                95.37                99.77
        8/22/96                     100.70                   90.33                96.81               100.53
        8/23/96                     102.10                   89.57                96.74               100.35
        8/26/96                     117.48                   89.90                96.41                99.84
        8/27/96                     111.89                   89.80                97.24               100.14
        8/28/96                     111.89                   90.64                97.65               100.16
        8/29/96                     106.29                   89.40                96.91                99.03
        8/30/96                     106.29                   91.42                96.61                98.48
         9/3/96                     104.90                   89.05                96.67                99.04
         9/4/96                     107.69                   89.05                96.80                99.19
         9/5/96                     104.90                   87.50                95.27                98.32
         9/6/96                     104.90                   85.07                96.43                99.24
         9/9/96                     104.90                   85.64                97.22               100.54
        9/10/96                     104.90                   85.59                97.28               100.42
        9/11/96                     104.90                   85.14                97.66               100.91
        9/12/96                     104.90                   84.98                98.66               101.21
        9/13/96                     104.90                   83.34               100.60               102.38
        9/16/96                     104.90                   82.96               101.05               103.26
        9/17/96                     104.90                   81.23               101.84               103.26
        9/18/96                     104.90                   81.66               102.04               103.06
        9/19/96                     102.10                   83.86               102.58               102.89
        9/20/96                     104.90                   83.46               103.22               103.25
        9/23/96                     102.10                   84.39               102.53               103.36
        9/24/96                     102.10                   84.73               102.85               103.00
        9/25/96                     102.80                   85.44               103.64               103.06
        9/26/96                     104.90                   85.41               103.93               102.91
        9/27/96                     107.69                   85.78               104.10               102.98
        9/30/96                     103.50                   85.84               103.84               103.14



The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Furniture Retailers' Stock Price Performance -- Latest Twelve Months
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)


INDEXED PRICE DATA

---------------------------------------------------------------------------------------------------------

                             LAST TWELVE MONTH DATA

----------------------------------------------------------------------------------------------------------

                        HEMINGWAY         FURNITURE RETAILER           NASDAQ             DOW JONES
         DATE         INDEXED PRICE          INDEXED PRICE         INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------

        10/1/96                     102.10                   86.25               103.38               103.54
        10/2/96                     104.90                   85.57               104.61               104.05
        10/3/96                     102.10                   85.00               104.36               104.03
        10/4/96                     103.85                   83.68               105.58               105.08
        10/7/96                     106.29                   82.38               105.86               104.85
        10/8/96                     103.85                   80.61               104.96               104.62
        10/9/96                     103.50                   79.35               104.77               103.99
       10/10/96                     104.55                   80.92               104.69               103.83
       10/11/96                     104.55                   80.63               105.64               104.67
       10/14/96                     104.55                   80.53               106.33               105.38
       10/15/96                     101.40                   79.78               106.47               105.29
       10/16/96                     102.10                   79.93               105.87               105.57
       10/17/96                     107.69                   80.79               105.11               106.25
       10/18/96                     103.50                   81.41               105.15               106.86
       10/21/96                     101.40                   80.75               104.64               106.80
       10/22/96                     101.40                   80.59               103.25               106.29
       10/23/96                     104.55                   79.64               103.92               105.85
       10/24/96                     104.55                   79.38               103.84               105.08
       10/25/96                     101.40                   79.24               103.47               105.33
       10/28/96                     104.55                   78.43               102.90               104.73
       10/29/96                     107.69                   78.47               101.82               105.33
       10/30/96                     103.50                   78.40               102.08               105.09
       10/31/96                     105.94                   78.24               103.38               105.72
        11/1/96                     108.39                   78.77               103.40               105.59
        11/4/96                     108.39                   77.62               103.29               105.94
        11/5/96                     108.39                   78.82               104.02               106.63
        11/6/96                     106.29                   80.20               105.41               108.32
        11/7/96                     109.09                   80.65               106.14               108.82
        11/8/96                     107.69                   81.16               106.42               109.06
       11/11/96                     110.49                   80.38               106.86               109.69
       11/12/96                     110.49                   80.47               106.34               109.87



The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Furniture Retailers' Stock Price Performance -- Latest Twelve Months
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)


INDEXED PRICE DATA

---------------------------------------------------------------------------------------------------------

                             LAST TWELVE MONTH DATA

----------------------------------------------------------------------------------------------------------

                        HEMINGWAY         FURNITURE RETAILER           NASDAQ             DOW JONES
         DATE         INDEXED PRICE          INDEXED PRICE         INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------

       11/13/96                     110.49                   78.87               106.70               110.02
       11/14/96                     110.49                   78.37               107.51               110.70
       11/15/96                     110.49                   78.15               106.79               111.31
       11/18/96                     110.49                   76.58               106.18               111.29
       11/19/96                     110.49                   79.91               106.86               112.18
       11/20/96                     110.49                   80.28               107.05               112.75
       11/21/96                     110.49                   80.03               106.47               112.55
       11/22/96                     107.69                   80.34               107.85               113.48
       11/25/96                     110.49                   81.33               108.36               114.81
       11/26/96                     106.29                   80.65               108.43               114.47
       11/27/96                     109.79                   79.91               108.95               113.96
       11/29/96                     106.29                   79.43               109.39               114.36
        12/2/96                     109.79                   83.06               110.01               114.36
        12/3/96                     106.29                   84.77               110.05               112.97
        12/4/96                     106.29                   84.26               109.77               112.62
        12/5/96                     104.90                   86.18               110.03               112.87
        12/6/96                     104.20                   86.07               108.98               111.90
        12/9/96                     105.59                   87.82               111.40               113.34
       12/10/96                     105.59                   88.59               111.08               113.51
       12/11/96                     106.99                   87.05               110.79               112.27
       12/12/96                     104.90                   86.60               109.88               110.53
       12/13/96                     105.24                   85.77               108.74               110.55
       12/16/96                     104.90                   83.97               106.72               109.91
       12/17/96                     104.90                   85.40               107.17               110.61
       12/18/96                     105.59                   86.74               108.78               111.29
       12/19/96                     105.59                   87.68               109.67               113.51
       12/20/96                     103.85                   89.36               109.05               113.70
       12/23/96                     103.85                   89.35               108.29               113.78
       12/24/96                     102.10                   88.75               108.97               114.38
       12/26/96                     103.85                   89.86               109.56               114.79
       12/27/96                     103.85                   90.26               109.29               115.04



The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Furniture Retailers' Stock Price Performance -- Latest Twelve Months
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)


INDEXED PRICE DATA

---------------------------------------------------------------------------------------------------------

                             LAST TWELVE MONTH DATA

----------------------------------------------------------------------------------------------------------

                        HEMINGWAY         FURNITURE RETAILER           NASDAQ             DOW JONES
         DATE         INDEXED PRICE          INDEXED PRICE         INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------

       12/30/96                     102.80                   90.14               108.98               114.84
       12/31/96                     109.79                   90.70               109.26               113.07
         1/2/97                     107.69                   90.70               108.39               112.97
         1/3/97                     107.69                   89.99               110.92               114.75
         1/6/97                     104.90                   88.17               111.41               115.15
         1/7/97                     105.59                   90.24               112.37               115.74
         1/8/97                     108.04                   89.30               111.74               114.84
         1/9/97                     108.04                   86.78               112.24               116.18
        1/10/97                     108.04                   87.17               112.73               117.55
        1/13/97                     108.04                   86.92               112.64               117.64
        1/14/97                     108.04                   87.51               113.94               118.57
        1/15/97                     108.04                   87.32               112.86               117.95
        1/16/97                     110.49                   87.22               113.44               118.63
        1/17/97                     108.04                   87.27               114.17               119.82
        1/20/97                     110.49                   90.09               115.46               120.00
        1/21/97                     111.19                   90.79               116.53               120.71
        1/22/97                     111.19                   90.76               117.47               120.11
        1/23/97                     111.19                   90.40               116.65               118.46
        1/24/97                     110.49                   89.85               115.42               117.42
        1/27/97                     109.09                   90.16               114.49               116.79
        1/28/97                     106.29                   90.29               114.62               116.71
        1/29/97                     111.89                   89.81               114.69               118.20
        1/30/97                     109.09                   90.14               116.03               119.65
        1/31/97                     110.14                   91.15               116.78               119.46
         2/3/97                     110.14                   91.18               116.46               119.34
         2/4/97                     109.09                   91.38               116.26               119.82
         2/5/97                     110.49                   90.84               114.12               118.30
         2/6/97                     109.09                   90.85               113.95               118.76
         2/7/97                     111.89                   90.86               114.90               120.21
        2/10/97                     110.49                   92.32               113.01               119.35
        2/11/97                     109.09                   90.24               112.69               120.25



The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Furniture Retailers' Stock Price Performance -- Latest Twelve Months
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)


INDEXED PRICE DATA

---------------------------------------------------------------------------------------------------------

                             LAST TWELVE MONTH DATA

----------------------------------------------------------------------------------------------------------

                        HEMINGWAY         FURNITURE RETAILER           NASDAQ             DOW JONES
         DATE         INDEXED PRICE          INDEXED PRICE         INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------

        2/12/97                     109.09                   89.95               115.01               122.07
        2/13/97                     111.19                   91.17               116.01               123.14
        2/14/97                     110.49                   91.51               115.71               122.55
        2/18/97                     111.19                   91.77               115.59               123.92
        2/19/97                     109.09                   91.25               115.57               123.09
        2/20/97                     109.09                   89.53               114.03               121.47
        2/21/97                     109.79                   89.52               112.92               121.54
        2/24/97                     111.19                   90.00               113.84               122.89
        2/25/97                     110.49                   90.94               114.06               123.41
        2/26/97                     111.19                   90.99               113.45               122.45
        2/27/97                     109.09                   90.38               111.09               121.43
        2/28/97                     109.09                   92.00               110.78               120.60
         3/3/97                     113.29                   91.57               110.97               121.32
         3/4/97                     111.19                   92.55               111.49               120.16
         3/5/97                     111.19                   95.78               112.48               121.79
         3/6/97                     107.69                   97.59               111.33               121.77
         3/7/97                     107.69                   98.55               111.02               122.76
        3/10/97                     109.79                  100.49               111.94               124.13
        3/11/97                     109.79                  101.16               111.44               124.24
        3/12/97                     108.39                  100.55               110.37               123.43
        3/13/97                     107.69                   99.65               109.45               120.62
        3/14/97                     107.69                  100.02               109.43               121.61
        3/17/97                     107.69                   99.51               108.28               121.96
        3/18/97                     108.39                   98.26               107.43               120.93
        3/19/97                     107.69                   97.31               105.73               120.60
        3/20/97                     110.49                   97.43               106.57               119.59
        3/21/97                     110.49                   97.09               106.13               119.32
        3/24/97                     106.29                   95.75               105.17               121.08
        3/25/97                     106.29                   98.07               105.62               120.57
        3/26/97                     111.89                   96.89               107.40               120.65
        3/27/97                     109.09                   96.01               105.75               118.19



The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Furniture Retailers' Stock Price Performance -- Latest Twelve Months
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)


INDEXED PRICE DATA

---------------------------------------------------------------------------------------------------------

                             LAST TWELVE MONTH DATA

----------------------------------------------------------------------------------------------------------

                        HEMINGWAY         FURNITURE RETAILER           NASDAQ             DOW JONES
         DATE         INDEXED PRICE          INDEXED PRICE         INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------

        3/31/97                     109.09                   92.57               103.39               115.44
         4/1/97                     109.09                   90.98               102.99               115.92
         4/2/97                     109.09                   91.06               101.64               114.27
         4/3/97                     109.09                   91.34               102.72               113.58
         4/4/97                     109.09                   92.35               104.67               114.43
         4/7/97                     109.09                   93.61               105.90               114.96
         4/8/97                     109.09                   93.63               106.41               115.89
         4/9/97                     106.29                   93.28               105.74               115.09
        4/10/97                     109.79                   95.31               104.58               114.68
        4/11/97                     107.69                   92.17               102.14               112.08
        4/14/97                     109.79                   92.30               102.95               113.13
        4/15/97                     109.79                   95.33               102.65               115.50
        4/16/97                     109.79                   94.84               102.43               117.13
        4/17/97                     109.79                   93.95               103.00               116.76
        4/18/97                     107.69                   94.76               103.47               117.54
        4/21/97                     106.29                   93.78               101.89               116.78
        4/22/97                     107.69                   90.54               102.64               119.82
        4/23/97                     106.99                   91.15               103.85               119.46
        4/24/97                     106.99                   92.55               103.94               119.10
        4/25/97                     106.99                   91.68               102.34               118.16
        4/28/97                     109.09                   91.26               103.00               118.94
        4/29/97                     106.99                   92.73               105.17               122.08
        4/30/97                     106.99                   93.26               106.70               122.90
         5/1/97                     106.99                   92.91               107.52               122.33
         5/2/97                     106.99                   96.76               110.47               123.99
         5/5/97                     106.99                   98.78               113.34               126.50
         5/6/97                     106.99                   99.31               112.42               126.69
         5/7/97                     108.39                   98.89               111.96               124.24
         5/8/97                     107.69                  102.86               112.63               125.14
         5/9/97                     107.69                  101.43               112.99               125.71
        5/12/97                     104.90                  101.89               113.76               127.88



The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Furniture Retailers' Stock Price Performance -- Latest Twelve Months
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)


INDEXED PRICE DATA

---------------------------------------------------------------------------------------------------------

                             LAST TWELVE MONTH DATA

----------------------------------------------------------------------------------------------------------

                        HEMINGWAY         FURNITURE RETAILER           NASDAQ             DOW JONES
         DATE         INDEXED PRICE          INDEXED PRICE         INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------

        5/13/97                     106.29                  101.56               112.86               127.55
        5/14/97                     106.29                  101.74               113.03               127.76
        5/15/97                     105.59                  102.29               114.55               128.59
        5/16/97                     106.29                  101.23               113.47               126.16
        5/19/97                     107.69                  101.15               113.51               126.76
        5/20/97                     106.29                  102.70               115.43               128.06
        5/21/97                     106.29                  103.06               116.26               127.84
        5/22/97                     103.50                  103.57               116.16               127.27
        5/23/97                     106.29                  105.68               117.61               128.81
        5/27/97                     108.04                  103.20               119.26               129.46
        5/28/97                     108.04                  104.38               119.34               129.01
        5/29/97                     108.04                  103.78               118.74               128.53
        5/30/97                     115.38                  105.04               118.51               128.55
         6/2/97                     110.14                  106.18               118.89               127.82
         6/3/97                     110.14                  106.26               117.21               128.22
         6/4/97                     110.84                  106.66               116.76               127.47
         6/5/97                     110.84                  105.41               117.64               128.10
         6/6/97                     110.84                  105.51               118.89               130.38
         6/9/97                     110.84                  107.08               119.50               131.13
        6/10/97                     110.84                  111.24               118.63               132.20
        6/11/97                     110.84                  115.49               119.15               132.84
        6/12/97                     104.20                  117.95               119.44               135.22
        6/13/97                     104.20                  116.17               120.43               136.45
        6/16/97                     104.20                  117.16               121.19               136.28
        6/17/97                     106.29                  116.98               122.13               136.08
        6/18/97                     109.79                  116.04               121.23               135.34
        6/19/97                     109.79                  117.45               122.47               136.37
        6/20/97                     109.79                  117.00               122.47               136.71
        6/23/97                     106.29                  115.69               121.39               133.34
        6/24/97                     109.79                  115.91               122.92               136.03
        6/25/97                     109.79                  116.44               122.40               134.84



The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Furniture Retailers' Stock Price Performance -- Latest Twelve Months
--------------------------------------------------------------------------------
(July 3, 1996 Through July 3, 1997)


INDEXED PRICE DATA

---------------------------------------------------------------------------------------------------------

                             LAST TWELVE MONTH DATA

----------------------------------------------------------------------------------------------------------

                        HEMINGWAY         FURNITURE RETAILER           NASDAQ             DOW JONES
         DATE         INDEXED PRICE          INDEXED PRICE         INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------

        6/26/97                     104.90                  116.48               121.56               134.21
        6/27/97                     109.79                  117.87               121.71               134.80
        6/30/97                     109.79                  119.80               122.04               134.54
         7/1/97                     109.79                  118.37               121.72               135.41
         7/2/97                     111.89                  119.45               123.19               136.69
         7/3/97                     109.79                  119.14               124.21               138.45


The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Furniture Retailers' Stock Price Performance -- Last Five Years
--------------------------------------------------------------------------------
(July 2, 1992 Through July 3, 1997)



                           [LINE GRAPH APPEARS HERE]

------------------------------------------------------------------------------------------------------------

                                                  5-YEAR DATA

------------------------------------------------------------------------------------------------------------

                             HEMINGWAY           FURNITURE RETAILER           NASDAQ             DOW JONES
     DATE                  INDEXED PRICE           INDEXED PRICE          INDEXED PRICE        INDEXED PRICE

------------------------------------------------------------------------------------------------------------
     7/2/92                      #N/A                    100.00               100.00               100.00
     8/3/92                      #N/A                    114.84               103.37               101.96
     9/1/92                      #N/A                    110.00               100.40                98.08
    10/1/92                      #N/A                    118.10               102.66                97.72
    11/2/92                      #N/A                    134.30               107.85                97.96
    12/1/92                      #N/A                    150.77               116.08                98.92
     1/4/93                      #N/A                    169.38               119.25                99.37
     2/1/93                      #N/A                    169.95               124.57               100.06
     3/1/93                      #N/A                    164.23               118.84               100.75
     4/1/93                      #N/A                    180.68               121.89               103.28
     5/3/93                      #N/A                    182.83               118.35               103.49
     6/1/93                       114.94                 190.28               125.02               106.67
     7/1/93                       143.68                 194.66               124.89               105.41
     8/2/93                       114.94                 205.70               125.62               106.93
     9/1/93                       131.03                 230.81               132.45               109.45
    10/1/93                       121.84                 251.43               135.48               107.53
    11/1/93                       114.94                 247.71               139.13               110.88
    12/1/93                       126.44                 261.53               135.58               111.01
     1/3/94                       121.84                 269.46               136.82               112.80
     2/1/94                       137.93                 269.69               141.52               119.03
     3/1/94                       124.14                 248.19               139.99               114.38
     4/4/94                       112.64                 225.34               129.12               107.90
     5/2/94                       120.11                 197.00               131.48               111.13
     6/1/94                       128.74                 196.10               130.56               112.93
     7/1/94                       134.48                 181.15               125.47               109.50
     8/1/94                       143.68                 168.82               128.67               114.05
     9/1/94                       154.02                 178.83               134.72               117.15
    10/3/94                       156.32                 169.92               135.06               115.51
    11/1/94                       158.62                 181.07               137.07               116.01
    12/1/94                       202.30                 163.14               131.47               111.13
     1/3/95                       188.51                 167.63               131.99               115.26
     2/1/95                       189.66                 163.77               134.61               115.53
     3/1/95                       210.34                 156.80               140.56               119.95
     4/3/95                       185.06                 153.38               145.21               125.17
     5/1/95                       181.61                 140.49               149.40               129.60
     6/1/95                       181.61                 149.92               154.22               134.31
     7/3/95                       185.63                 153.74               165.89               137.68
     8/1/95                       172.41                 159.79               175.93               141.14
     9/1/95                       165.52                 152.48               180.97               139.55
    10/2/95                       172.41                 154.59               182.40               142.97
    11/1/95                       174.71                 129.53               184.70               143.13
    12/1/95                       165.52                 141.04               187.33               152.75
     1/2/96                       172.41                 134.80               187.92               155.47
     2/1/96                       166.67                 127.24               189.84               162.30
     3/1/96                       139.08                 123.89               192.79               166.25
     4/1/96                       165.52                 151.15               196.43               169.29
     5/1/96                       174.14                 166.32               212.95               167.41
     6/3/96                       168.97                 161.76               219.89               168.90
     7/1/96                       161.49                 164.24               212.56               172.06
     8/1/96                       156.32                 152.78               195.06               168.00
     9/3/96                       172.41                 146.90               202.77               169.61
    10/1/96                       167.82                 142.27               216.83               177.31
    11/1/96                       178.16                 129.94               216.88               180.82
    12/2/96                       180.46                 137.01               230.73               195.83
     1/2/97                       177.01                 149.62               227.34               193.45
     2/3/97                       181.03                 150.40               244.26               204.37
     3/3/97                       186.21                 151.06               232.75               207.76
     4/1/97                       179.31                 150.07               216.02               198.51
     5/1/97                       175.86                 153.26               225.53               209.49
     6/2/97                       181.03                 175.16               249.36               218.88
     7/3/97                       180.46                 196.53               260.51               237.09


--------------------------------------------------------------------------------
The Furniture Retailer Index includes BBA, ETH, HAVT, HMY, LFI, PIR, RHD, and RBDS.

Considerations
--------------------------------------------------------------------------------


 .  Current management continues to operate company

 . All existing company stores, support operations, employees, and "stakeholders" remain in place

 .  Financing sources lined up

 .  Ability to close the transaction quickly

 . All cash offer is premium to current share price, historical trading, and comparable company acquisition multiples

 .  Provides liquidity for minority shareholders

 . All members of buyout group have carefully considered all options and believe that proposed transaction is best course of action for Company at present time

 . Offer contingent on terms of this offer being held confidential and on signing definitive agreement no later than week of July 21, 1997

 . Timing is of the essence - closing will be no later than the week of September 2, 1997

--------------------------------------------------------------------------------

Key Provisions of the Merger Agreement
--------------------------------------------------------------------------------


 .  Each share of common stock will receive $24.00 of cash


 . All in-the-money unvested options will be accelerated and be eligible to be cashed out


 . Independent committee will have the right to terminate the merger agreement if a failure to do so would violate its fiduciary duties and the company receives a written proposal for an alternative transaction that is deemed by the independent committee to be financially superior to this proposal


 . Break up fee of $1.00 per share payable to buyout group if an acquisition proposal is made to Hemingway and the independent committee withdraws its approval of this transaction and recommends such acquisition proposal or terminates the merger agreement


 .  Shareholder meeting to be held as soon as practicable


 . Merger Agreement will be terminated if the merger is not consummated by the week of September 2, 1997


 . Appraisal rights will be available to stockholders pursuant to Delaware state law


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                            III.  Financing Sources





--------------------------------------------------------------------------------

Sources and Uses of Buyout Group Offer
--------------------------------------------------------------------------------
(Dollars in Thousands)


        Sources:
                   Heller Financial revolver line                       $16,000
                   Heller Financial term loan                            10,000
                   Cash from sale of accounts receivable                 70,000
                   Cash from operations                                   3,000
                   Assumed debt                                           5,800
                   Equity rolled in by funds and management              24,608
                                                                   ------------

                                             Total Sources:            $129,408
                                                                   ============


        Uses:
                   Purchase of all shares and options                  $121,608
                   Assumed debt                                           5,800
                   Transaction expenses                                   2,000
                                                                   ------------

                                                Total Uses:            $129,408
                                                                   ============


--------------------------------------------------------------------------------

Receivables Financing Agreement
--------------------------------------------------------------------------------


Agent:                                        Household International



Proceeds from initial sale:                   100% of value of receivables up to
                                              60 days past due
                                              Reserve account for receivables
                                              60 days past due set up for
                                              Household's behalf Write-offs on
                                              receivables current to sixty days
                                              shared 50%/50%



Approximate Accounts Receivable on books:     $77,000,000
Available Accounts Receivable:                $70,000,000 (1)



Reserve account:                              $1,000,000





--------------------------------------------------------------------------------
(1) Receivables up to 60 days past due.


Revolver and Term Financing Structure
------------------------------------------------------------------------------------------------------------------------------------

     Lender:                                 Heller Financial

     Total commitment:                       Up to $35 million

     Structure:                              $25 million revolver
                                             $10 million term loan -- 5 Year

     Interest rates:                         Revolver -- LIBOR + 200 bp
                                             Term Loan -- LIBOR + 275 bp

     Revolver advance rate:                  70% of inventory at close -- Dropping 1% per quarter to 65%

     Available at close:                     Term:     $10 million
                                             Revolver: $16 million     Based on projected inventory levels of $30mm at close (1)
                                                       -----------
                                                       $26 million

     Unfunded available credit at close:     $2.5 million
     Letters of Credit availability:         $2.5 million

     Term loan amortization:                 $125,000 per month
                                             $2,500,000 balloon year 5
                                             Cash sweep of 75% of excess cash flow

     Total fees:                             $175,000  (0.5%)  --    $75,000 upon signing of commitment letter
                                                                     $100,000 upon closing of transaction

     Break up fee:                           $150,000 if transaction occurs with another lender
                                             $100,000 if transaction occurs with another buyer

     Financial covenants:                    Tangible net worth, minimum EBITDA, fixed charge coverage, total interest coverage,
                                             Limitations on capital expenditures, dividends and transactions with affiliates

------------------------------------------------------------------------------------------------------------------------------------

(1) Availability calculation: inventory * revolver advance rate - unfunded availability - Letters of Credit availability

--------------------------------------------------------------------------------





                           IV. Other Terms & Timing





--------------------------------------------------------------------------------

Hemingway Leveraged Buyout
--------------------------------------------------------------------------------


Current Ownership:
                         Ownership of Hemingway
                         ------------------------
                         M.D. Sass          31.7%
    Hemingway            T. Rowe Price      17.8%
                         Carl Marks         17.2%
                         Executive Mgmt     12.8%  Assuming exercise of options
                         Public             20.5%


Step 1: Three funds contribute shares of Hemingway to Newco




                            Ownership of Newco
                         ------------------------
    Hemingway    Newco   M.D. Sass          47.5%
                         T. Rowe Price      26.6%
                         Carl Marks         25.8%



Step 2: Newco merges with and into Hemingway




    Newco        Hemingway          Hemingway survives the merger





--------------------------------------------------------------------------------
Hemingway Leveraged Buyout
--------------------------------------------------------------------------------

Step 3: Shares of Newco are converted into shares of surviving
        Hemingway. Other shares are cashed out.



                ----------    Ownership of Surviving Hemingway
                Surviving     --------------------------------
                              M.D. Sass       47.5%
                Hemingway     T. Rowe Price   26.6%
                ---------     Carl Marks      25.8%
                              Executive Mgmt   0.0% == Options to Purchase 15.9%
                              Senior Mgmt      0.0% == Options to Purchase  0.8%





Step 4: Exercise of Options by Management



                ----------    Ownership of Surviving Hemingway
                Surviving     --------------------------------
                              M.D. Sass       39.6%
                Hemingway     T. Rowe Price   22.2%
                ---------     Carl Marks      21.5%
                              Executive Mgmt  15.9%
                              Senior Mgmt      0.8%


-----------------------------------------------------------------------------

Summary Timetable
--------------------------------------------------------------------------------



   .  Buyout Group Formally Submits       July 8, 1997
      Offer to Independent Directors


   .  Signing of Definitive Agreement     Week of July 21, 1997


   .  Newco and Hemingway Issue a         Week of July 21, 1997
      Joint Press Release Announcing
      Merger Agreement


   .  Hemingway Files Preliminary         Week of August 4, 1997
      Proxy Statement


   .  Closing of the Transaction          September 2, 1997



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                                  Appendices





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                       A. Comparable Companies Analysis





--------------------------------------------------------------------------------

Comparable Companies Analysis: Furniture Retailers
--------------------------------------------------------------------------------
(Dollar Amounts in Millions, Except Per Share Data)

                                                    -------------------------------------------------------------
                                                                                 Market Data
                                                    -------------------------------------------------------------

                                                      7/03/97          Shares                          Adjusted
           Company Name                                Price            Out.            Mkt.            Market
         Latest Qtr.- FYE               Ticker        Low-High         (Mils.)          Value          Value (1)
---------------------------------     ---------     -------------      -------         --------        ----------
Bombay                                   BBA            $5.69            38.0           $216.4           $159.9
            04/30/97 Jan.                            3.25 - 7.25

Ethan Allen                              ETH           $56.00            14.4            806.6            842.8
            03/31/97 Jun.                           21.00 - 58.38

Haverty                                  HAVT          $12.13            11.7            141.9            349.3
            03/31/97 Dec.                            9.25 - 14.13

Heilig-Meyers                            HMY           $18.63            54.4          1,013.5          1,816.4
            02/28/97 Feb.                           12.50 - 23.88

Levitz                                   LFI            $1.38            30.3             41.8            426.3
            12/31/96 Mar.                            1.38 - 5.38

Pier 1 Imports                           PIR           $27.20            45.0          1,224.6          1,308.4
            02/28/97 Feb.                           12.50 - 27.38

Roberds                                  RBDS           $5.50             6.0             32.8            118.0
            03/31/97 Dec.                            3.00 - 11.75


-----------------------------------------------------------------------------------------------------------------
Hemingway                                              $19.63             4.5             89.0             96.6
            04/30/97 Apr.                           16.25 - 21.25
-----------------------------------------------------------------------------------------------------------------


                                      --------------------------------------------------------------------------------
                                                                 Earnings Per Share Data
                                      --------------------------------------------------------------------------------

                                                                                                               Growth
           Company Name                                                                                         1997-
         Latest Qtr.- FYE             LTM (2)            1997E (2)                 1998E (2)                    1998
------------------------------      ----------          -----------               -----------               ----------
Bombay                                 ($0.04)                $0.09                     $0.15                    66.7%
            04/30/97 Jan.

Ethan Allen                              2.83                  3.42                      3.84                    12.3%
            03/31/97 Jun.

Haverty                                  1.06                  1.17                      1.36                    16.2%
            03/31/97 Dec.

Heilig-Meyers                            0.80                  1.02                      1.38                    35.3%
            02/28/97 Feb.

Levitz                                 (0.77)                (0.54)                    (0.10)                       NM
            12/31/96 Mar.

Pier 1 Imports                           1.13                  1.26                      1.47                    16.7%
            02/28/97 Feb.

Roberds                                  0.13                  0.64                      1.35                   110.9%
            03/31/97 Dec.

                                                                                          ----------------------------
                                                                                          Low:                   12.3%
                                                                                          Mean:                  43.0%
                                                                                          Median:                26.0%
                                                                                          High:                 110.9%
                                                                                          ----------------------------
----------------------------------------------------------------------------------------------------------------------
Hemingway                                0.82                  0.72                        NA                      NA
            04/30/97 Apr.                                      1.80
----------------------------------------------------------------------------------------------------------------------


                               --------------------------------------------------------------------------------------------
                                                                     Valuation Data
                               --------------------------------------------------------------------------------------------

                                              P/E Multiples             1998P/E             Adjusted Market Value/
                               -------------------------------------    to Proj.      -------------------------------------
                                    LTM         1997E       1998E       Growth          Sales         EBITDA         EBIT
                               ------------  -----------  ----------  ----------      --------        ------        -------
Bombay                                NM        63.2x        37.9x         56.9%         0.5x          30.1x(3)         NM
            04/30/97 Jan.

Ethan Allen                        19.8x        16.4x        14.6x        119.9%         1.5x           9.1x          11.2x
            03/31/97 Jun.

Haverty                            11.4x        10.4x         8.9x         54.9%         0.8x           6.6x          10.3x
            03/31/97 Dec.

Heilig-Meyers                      23.3x        18.3x        13.5x         37.8%         1.1x          12.7x          16.6x
            02/28/97 Feb.

Levitz                                NM           NM           NM            NM         0.4x           8.1x          19.4x
            12/31/96 Mar.

Pier 1 Imports                     24.1x        21.6x        18.5x        111.0%         1.4x          11.9x          14.5x
            02/28/97 Feb.

Roberds                            42.3x         8.6x         4.1x          3.7%         0.3x           7.1x          14.2x
            03/31/97 Dec.
                               ---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Low:                               11.4x         8.6x         4.1x          3.7%         0.3x            6.6x         10.3x
Mean:                              24.2x        23.1x        16.3x         64.0%         0.9x            9.2x         14.4x
Median:                            23.3x        17.3x        14.0x         55.8%         0.8x            8.6x         14.4x
High:                              42.3x        63.2x        37.9x        119.9%         1.5x           12.7x         19.4x
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Hemingway                          23.9x        27.2x           NA            NA         0.4x            6.7x         10.3x
            04/30/97 Apr.
----------------------------------------------------------------------------------------------------------------------------

-----------------
(1)  Market value of equity plus net debt.
(2) Earnings and estimates obtained from the First Call Network on July 30, 1997; estimates calendarized to December year-end.
(3)  Excluded from Mean, Median and High calculations.

Comparable Companies Analysis: Furniture Retailers
--------------------------------------------------------------------------------
(Dollar Amounts in Millions, Except Per Share Data)

                        -------------------------------------------------------  ---------------------------------------------------
                                        Income Statement Data                                  Profitability & Returns
                        -------------------------------------------------------  ---------------------------------------------------

                                        Latest Twelve Months                                       Percent of Sales
                        -------------------------------------------------------  --------------------------------------   Return
                                      Gross                           Net         Gross                         Net         on
Company Name               Sales      Profit     EBITDA    EBIT     Income(1)     Profit    EDITDA    EBIT     Income     Equity(2)
----------------        ----------  ----------  --------  ------  -------------  --------  --------  ------  ----------  -----------
                           #REF

Bombay                      $335.5     $98.8       $5.3    ($5.5)        ($4.2)     29.4%     1.6%      NM        NM          NM
                             335.5                                        (4.2)

Ethan Allen                  546.4     232.0       92.2     75.0          41.3      42.5%    16.9%    13.7%     7.6%       16.4%
                             546.4                                        41.3

Haverty                      460.9     218.7       53.3     34.0          12.4      47.5%    11.6%     7.4%     2.7%        8.1%
                             460.9                                        12.4

Heilig-Meyers              1,593.1     717.0      143.6    109.7          40.2      45.0%     9.0%     6.9%     2.5%        6.3%
                           1,593.1                                        40.2

Levitz                       960.7     430.3       52.7     22.0         (19.8)     44.8%     5.5%     2.3%       NM          NM
                             960.7                                       (19.8)

Pier 1 Imports               947.1     384.5      110.0     90.2          48.2      40.6%    11.6%     9.5%     5.1%       14.9%
                             947.1                                        48.2

Roberds                      354.6     109.2       16.5      8.3           1.1      30.8%     4.7%     2.3%     0.3%        2.4%
                             354.6                                         1.1
------------------------------------------------------------------------------------------------------------------------------------
Low:                         335.5      98.8        5.3     (5.5)        (19.8)     29.4%     1.6%     2.3%     0.3%        2.4%

Mean:                        742.6     312.9       67.7     47.7          17.0      40.1%     8.7%     7.0%     3.6%        9.6%

Median:                      546.4     232.0       53.3     34.0          12.4      42.5%     9.0%     7.1%     2.7%        8.1%

High:                      1,593.1     717.0      143.6    109.7          48.2      47.5%    16.9%    13.7%     7.6%       16.4%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Hemingway                    264.0      96.6       14.5      9.3           4.1      36.6%     5.5%     3.5%     1.5%        3.9%
------------------------------------------------------------------------------------------------------------------------------------
                             264.0                                         4.1



                        ---------------------------------   ------------------------------------
                              Historical Growth(4)                    Capitalization
                        ---------------------------------   ------------------------------------

                            Sales      EBIT    Net Income      Net Debt
                           2-Year     2-Year     2-Year       to Total       Book        Net
Company Name                CAGR       CAGR       CAGR         Capital       Value      Debt(3)
----------------        ----------  ----------  ---------   -------------  ---------  ----------

Bombay                          NM          NM        NM              NM     $149.3     ($56.5)


Ethan Allen                   8.0%        5.2%     11.7%           12.5%      252.4       36.2


Haverty                      11.1%        8.1%     (1.2%)          57.7%      152.1      207.5


Heilig-Meyers                17.6%      (11.1%)   (22.4%)          55.5%      642.6      802.9


Levitz                        0.2%          NM        NM              NM      (88.7)     384.6


Pier 1 Imports               15.3%       27.4%     30.6%           20.6%      323.0       83.8


Roberds                      14.9%      (21.2%)   (59.6%)          64.6%       46.6       85.2

                             (1.2%)
----------------------------------------------------------- ------------------------------------
Low:                          0.2%      -21.2%    -59.6%           12.5%      (88.7)     (56.5)

Mean:                        11.2%        1.7%     -8.2%           42.2%      211.0      220.5

Median:                      13.0%        5.2%     -1.2%           55.5%      152.1       85.2

High:                        17.6%       27.4%     30.6%           64.6%      642.6      802.9
----------------------------------------------------------- ------------------------------------

----------------------------------------------------------- ------------------------------------
Hemingway                     7.6%      (22.3%)   (31.1%)           6.7%      105.6        7.6
----------------------------------------------------------- ------------------------------------


---------------------
(1) Before one-time charges.
(2) Equal to net income divided by period-end book equity.
(3) Equal to the sum of short-term debt, long-term debt and capital leases less cash and marketable securities.
(4) Growth rates calculated from most recently reported fiscal year end.

--------------------------------------------------------------------------------





                          B.  Comparable Acquisitions





--------------------------------------------------------------------------------

Comparable Acquisitions in Retail Furniture Industry
--------------------------------------------------------------------------------
(January 1994 Through June 1997)

                                                                                                % of    Enterprise    Equity
                                                                                               Shares      Value      Value
   Date        Target                                     Acquiror                            Acquired     ($mil)     ($mil)
-----------    ---------------------------------------    ----------------------------------  --------- -----------  ---------
   06/17/97    Mattress Discounters                       Heilig-Meyers Co                         100%      43.0       -
   02/04/97    The RoomStore                              Heilig-Meyers Co                         100%      10.3      10.3
   01/30/97    Tandycraft-Cargo Furniture                 Investor Group                             -        -         -
   10/10/96    Cochrane Furniture Co Inc                  Chromcraft Revington Inc                 100%      26.4       2.2
   09/18/96    Self-Service Furniture Co                  Heilig-Meyers Co                           -        -         -
   09/17/96    Rhodes Inc                                 Heilig-Meyers Co                         100%     185.2      68.1
   08/27/96    McMahan's Furniture Co-Certain Stores      Heilig-Meyers Co                           -        -         -
   08/09/96    Sleep-O-Rama                               Kinsman, Merchant & Associates           100%       -         -
   07/16/96    Lehigh Furniture Corp                      PA Industries Ltd                        100%       -         -
   06/14/96    Clyde W Smith Co Inc                       Corporate Express Inc                    100%       -         -
   06/03/96    This End Up Furniture Co                   Citicorp                                 100%       -         -
   03/19/96    Sam Salem Furniture                        Raymour & Flanigan                       100%       -         -
   03/08/96    Good's Furniture Co                        Huffman Koos(Bruener Home)               100%       -         -
   02/21/96    Leath Furniture(Atlantic Amer)             Gulf Capital Services Ltd                 82%       5.3       -
   01/19/96    Daystrom Furniture                         Empire Financial Corp                    100%       -         -
   01/05/96    Fournier Furniture Corp                    Investor Group                           100%      13.2       -
   01/02/96    Chaircraft(Hickory White)                  Century Furniture Industries             100%       4.1       -
   11/29/95    Mattress Discounters-12 Stores             Sleepy's Inc                               -        -         -
   11/22/95    Masco Home Furnishings(Masco)              Investor Group                           100%   1,100.0       -
   11/20/95    Thomasville Furniture Inds(Ar)             INTERCO Inc                              100%     339.0       -
   11/09/95    Frisco Manufacturing Co                    Investor Group                           100%      10.0       -
   10/31/95    Weberg Enterprises Inc-Stores              Rhodes Inc                               100%      31.4      29.5
   09/28/95    Glick Furniture Co                         Rhodes Inc                               100%      11.0      11.0
   09/19/95    Huffman Koos(SGH/JG Inds Inc)              Home Furnishings Corp (Breuners)          99%      39.0      36.6
   06/09/95    Peebles                                    Kelso                                    100%     135.9      95.0
   05/24/95    RC Willey Home Furnishings                 Berkshire Hathaway Inc                     -        -         -
   02/01/95    Berrios Enterprises                        Heilig-Meyers Co                         100%      85.0       -
   12/09/94    John Breuner-Cert Asts(BATUS)              Arnold's Home Furnishings                  -        -         -
   06/08/94    Arnolds Furniture Co                       Kidd Kamm & Co                             -        -         -
   03/21/94    John M Smyth Co                            Levitz Furniture Corp                    100%      50.0       -
   01/04/94    McMahan's-Furniture Store Asst             Heilig-Meyers Co                         100%      55.0      55.0
                                                                  Enterprise Value /                Equity Value /
                                                        ------------------------------------    ----------------------
                                                                                                    Net        Book
   Date        Target                                     Sales       EBITDA         EBIT         Income       Value
-----------    ---------------------------------------  ---------   ----------     ---------    ----------    --------
   06/17/97    Mattress Discounters                             -            -             -             -            -
   02/04/97    The RoomStore                                 0.2x            -             -             -            -
   01/30/97    Tandycraft-Cargo Furniture                       -            -             -             -            -
   10/10/96    Cochrane Furniture Co Inc                     0.3x           NM            NM            NM           NM
   09/18/96    Self-Service Furniture Co                        -            -             -             -            -
   09/17/96    Rhodes Inc                                    0.4x         7.4x         14.4x         45.4x         9.2x
   08/27/96    McMahan's Furniture Co-Certain Stores            -            -             -             -            -
   08/09/96    Sleep-O-Rama                                     -            -             -             -            -
   07/16/96    Lehigh Furniture Corp                            -            -             -             -            -
   06/14/96    Clyde W Smith Co Inc                             -            -             -             -            -
   06/03/96    This End Up Furniture Co                         -            -             -             -            -
   03/19/96    Sam Salem Furniture                              -            -             -             -            -
   03/08/96    Good's Furniture Co                              -            -             -             -            -
   02/21/96    Leath Furniture(Atlantic Amer)                   -            -             -             -            -
   01/19/96    Daystrom Furniture                               -            -             -             -            -
   01/05/96    Fournier Furniture Corp                          -            -             -             -            -
   01/02/96    Chaircraft(Hickory White)                     0.5x            -            NM            NM           NM
   11/29/95    Mattress Discounters-12 Stores                   -            -             -             -            -
   11/22/95    Masco Home Furnishings(Masco)                 0.6x            -         13.8x             -            -
   11/20/95    Thomasville Furniture Inds(Ar)                0.6x            -             -             -            -
   11/09/95    Frisco Manufacturing Co                          -            -             -             -            -
   10/31/95    Weberg Enterprises Inc-Stores                 0.3x         8.9x         11.6x             -            -
   09/28/95    Glick Furniture Co                            0.3x            -             -             -            -
   09/19/95    Huffman Koos(SGH/JG Inds Inc)                 0.3x           NA          9.1x         19.3x         1.5x
   06/09/95    Peebles                                       0.8x         5.6x          7.7x         12.7x         1.1x
   05/24/95    RC Willey Home Furnishings                       -            -             -             -            -
   02/01/95    Berrios Enterprises                           1.1x            -             -             -            -
   12/09/94    John Breuner-Cert Asts(BATUS)                    -            -             -             -            -
   06/08/94    Arnolds Furniture Co                             -            -             -             -            -
   03/21/94    John M Smyth Co                               0.8x            -             -             -            -
   01/04/94    McMahan's-Furniture Store Asst                0.6x            -             -             -            -
                                     Data Points:           13.0          3.0           5.0           3.0          3.0
                                    ------------------------------------------------------------------------------------
                                       Low                   0.2x         5.6x          7.7x         12.7x         1.1x
                                       Median                0.5x         7.4x         11.6x         19.3x         1.5x
                                       Mean                  0.5x         7.3x         11.3x         25.8x         3.9x
                                       High                  1.1x         8.9x         14.4x         45.4x         9.2x
                                    ------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------







                 C.    Premiums Paid in Buyout Transactions






-----------------------------------------------------------------------------

Premiums Paid in Buyout Transactions -- Last Five Years
--------------------------------------------------------------------------------
(July 1992 Through June 1997)

                                                                          Premium           Premium           Premium
                                                                       1 day prior to   1 week prior to   4 weeks prior to
                                                                        anouncement       anouncement       anouncement    Price Per
    Date                Target Name                 Acquiror Name         date (%)          date (%)          date (%)       Share
--------------- ------------------------------- ----------------------- ----------- -------------------- ------------------ --------
  06/12/97      Envirodyne Industries Inc       HK Acquisition Corp         17.2              15.3              28.3          $8.50
  02/10/97      Xpedite Systems Inc             Investor Group               4.7               5.3               9.8         $22.50
  11/13/96      Continental Materials Corp      Investor Group              14.3              11.3              14.3         $21.00
  11/12/96      Leslie's Poolmart               Investor Group              26.1              31.8              31.8         $14.50
  08/12/96      Hilcoast Development Corp       Investor Group              23.1              29.7              20.0          $6.00
  06/28/96      Perfumania Inc                  Investor Group              33.3              20.0              18.5          $6.00
  06/28/96      Salem Corp                      Investor Group              22.0              23.5              11.7         $25.00
  06/11/96      Community Health Systems Inc    Forstmann Little & Co       20.2              19.9              18.9         $52.00
  02/05/96      Customedix Corp                 CUS Acquisition Inc         22.6              26.7               5.6          $2.38
  01/05/96      Finl Institutions Ins Grp Ltd   Investor Group               9.4              (1.5)             (4.1)        $16.00
  01/05/96      Swing-N-Slide Corp              GreenGrass Holdings        (25.7)            (29.7)            (36.6)         $6.50
  11/14/95      Sequa Corp                      Investor                    47.7              46.2              41.2         $36.00
  11/06/95      NPC International Inc           Investor Group              44.0              44.0              33.3          $9.00
  08/30/95      Syms Corp                       Investor Group              11.1               9.4              25.0          $8.75
  06/01/95      Hi-Lo Automotive Inc            Chief Auto Parts
                                                (Trust Co of)               23.9              27.5              22.2         $11.00
  05/22/95      Medical Management Inc          Complete Management Inc     47.4              55.6              43.6          $7.00
  05/09/95      Riverwood International Corp    RIC Holdings Inc            (1.8)              0.6              17.4         $20.25
  04/11/95      Chrysler Corp                   Tracinda Corp               40.6              37.5              33.3         $55.00
  04/06/95      Big O Tires Inc                 Investor Group               5.6               7.3              12.8         $16.50
  04/06/95      Intermetrics Inc                Apollo Holding Inc          60.0              60.0              43.2          $6.80
  03/14/95      MEDIQ Inc                       Investor Group              59.3              77.3              74.5          $6.87
  03/02/95      Scanforms Inc                   Investor Group              64.3              60.0              90.0          $3.80
  12/14/94      Galveston-Houston Co            GHX Acquisition Co          28.6              38.5              28.6          $2.25
  12/05/94      Big O Tires Inc                 Investor Group              18.4              20.3              26.5         $18.50
  11/01/94      Mickelberry Communications      Union Capital Corp          47.8              78.9              61.9          $4.25
  10/10/94      Radiation Care Inc              Investor Group              53.3              53.3              22.7          $2.30
  09/13/94      LDB Corp                        Investor Group              42.9              42.9              42.9          $7.50
  08/23/94      Ground Round Restaurants        Investor Group              41.2              50.0              33.3          $9.00
  06/09/94      S & M Co                        Investor Group              (4.7)             (4.7)             14.4          $1.43
  04/28/94      Ketema Inc                      Investor Group              36.4              36.4              37.9         $15.00
  03/25/94      Sandata Inc                     Investor Group              55.1              96.7              55.1          $2.52
  11/08/93      Weyco Group Inc                 Investor Group              11.5              11.5              23.6         $34.00
  10/18/93      Corporate Software Inc          CS Acquisition Corp         33.3              36.4              34.8         $15.00
  09/20/93      Digital Communications Assoc    DCA Holdings Inc            37.6              40.2              36.4         $18.75
  01/15/93      Atek Metals Center Inc          Investor Group              14.3              14.3              26.3          $3.00
  01/05/93      Belding Heminway Co Inc         Noel Group Inc               5.2               8.5               8.5         $30.25
  01/04/93      United Medical Corp             Investor Group              49.0              52.0              49.0          $9.50
  12/17/92      Ambulatory Medical Care Inc     Investor Group             (12.0)            (12.0)             (8.3)         $5.50
  11/06/92      La Petite Academy Inc           La Petite Holdings Inc      11.1              23.1              23.1         $10.00
  09/04/92      Carl Karcher Enterprises Inc    Investor Group              (3.8)             20.6              26.7          $9.50
  08/18/92      Information International Inc   Investor Group              52.9              40.5              18.2         $13.00
  07/29/92      Fretter Inc                     Investor Group              77.8             100.0              52.4          $4.00
  07/27/92      Diversco Inc                    Investor Group              81.2              85.0              58.6          $5.55

                                                        Mean:               29.0              32.8              28.5